UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

GULF SHORES INVESTMENTS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

GULF SHORES INVESTMENTS, INC.

(doing business as UAN Power)

1021 Hill Street, Suite 200

Three Rivers, Michigan 49093

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of GULF SHORES INVESTMENTS, INC. (doing business as UAN Power), a Nevada corporation (“we”, “our”, “us”), to the holders of record at the close of business on the record date, August 19, 2011 of our outstanding common stock, $0.00001 par value per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to our stockholders for the purpose of informing the stockholders in regards to the approval and adoption of the Agreement of Merger and Plan of Merger and Reorganization dated August 24, 2011, a copy of which is attached as Schedule A to this Information Statement (the “Merger Agreement”), whereby we will merge into our wholly-owned subsidiary, UAN Power Corp., incorporated in the State of Delaware, for the purposes of changing our corporate jurisdiction from the State of Nevada to the State of Delaware (the “Merger”) and of changing our name from “Gulf Shores Investments, Inc.” to “UAN Power Corp.”

Our Board of Directors approved the Merger, in order to obtain the benefits of Delaware corporate law and to change our name.

Our Board of Directors unanimously approved the Merger on August 19, 2011.

Subsequent to our Board of Directors’ approval of the Merger, the holders of the majority of the outstanding shares of our common stock gave us their written consent to the Merger on August 24, 2011. Therefore, all required corporate approvals for the Merger have been obtained. This Information Statement is furnished solely for the purpose of informing stockholders of these corporate actions in the manner required by Rule 14c-2 under the Securities Exchange Act of 1934.

Following the expiration of the 20 calendar day period mandated by Rule 14c-2, we will file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada. These documents will serve to change the corporate jurisdiction of our company from Nevada to Delaware. We will not file the Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada until at least 20 calendar days after the filing and mailing of this Information Statement.

The entire cost of furnishing this Information Statement will be borne by our corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on August 19, 2011 as the record date for the determination of stockholders who are entitled to receive this Information Statement. There were 78,273,000 shares of our common stock issued and outstanding on August 19, 2011. We anticipate that this Information Statement will be mailed on or about October 5, 2011 to all stockholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MERGER.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

YOU HAVE THE RIGHT TO EXERCISE DISSENTERS’ RIGHTS UNDER THE NEVADA REVISED STATUTES 92A.300 TO 92A.500 AND OBTAIN THE “FAIR VALUE” OF YOUR SHARES OF OUR COMMON STOCK, PROVIDED THAT YOU COMPLY WITH THE CONDITIONS ESTABLISHED UNDER APPLICABLE NEVADA LAW. FOR A DISCUSSION REGARDING YOUR DISSENTERS’ RIGHTS, SEE THE SECTION TITLED “DISSENTERS’ RIGHTS OF APPRAISAL” AND SCHEDULES D AND E TO THIS INFORMATION STATEMENT.

Record Date and Voting Securities

Only stockholders of record at the close of business on August 19, 2011 are entitled to notice of the information disclosed in this Information Statement. Our authorized securities consist of 250,000,000 shares of common stock with a par value of $0.00001 per share and 20,000,000 shares of preferred stock with a par value of $0.00001 per share. As of August 19, 2011, there were 78,273,000 shares of common stock issued and outstanding held by 27 holders of record, and there were no shares of preferred stock outstanding. Each share of common stock entitles the holder thereof to one non-cumulative vote on all matters submitted to a vote of stockholders.

Stockholders’ Rights

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes. Section 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions disclosed herein as quickly as possible in order to accomplish the purposes of our company, we chose to obtain the written consent of a majority of company’s voting power to approve the actions described in this Information Statement.

The actions described in this Information Statement cannot be taken until at least 20 calendar days after this Information Statement has first been sent or given to our stockholders.

Dissenter’s Rights of Appraisal

Nevada law generally provides that stockholders may have dissenter’s rights in connection with a merger where the approval of the corporation’s stockholders is required. Dissenter’s rights will be available to stockholders with respect to the Merger and will be governed by Chapter 92A of the Nevada Revised Statutes. If a stockholder has not approved the merger, the stockholder is entitled to dissent. In order to exercise dissenter’s rights provided under the Nevada Revised Statutes, a stockholder must submit a written notice to us, not less than 30 and not more than 60 days after the date that we send a dissenter’s notice to our stockholders.

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Schedule D to this Information Statement. Dissenting stockholders must, by no later than November 30, 2011, send a written objection to the Merger stating their intention to demand payment for their shares in the form set forth in Schedule E. The written objection should be sent to:

UAN Power Corp.

1021 Hill Street, Suite 200

Three Rivers, Michigan 49093

Attention: President

Registered Mail, Return Receipt Requested is recommended. The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents, (iv) a demand for payment of the fair value of the stockholder’s shares if the Merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand, or by November 30, 2011, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above.

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Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

If the Merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the Merger, excluding any appreciation or depreciation in anticipation of the Merger unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended June 30, 2011, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment who is dissatisfied with the amount of such payment may notify us in writing within 30 days of receipt of such payment of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment made by us.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest. If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Schedule E to this Information Statement. Sections 92A.300 to 92A.500 of the Nevada Revised Statues require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS SCHEDULE D, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Information Statement by contacting us at the address set forth above. Conversely, if multiple stockholders sharing an address receive multiple Information Statements and wish to receive only one, such stockholders can notify us at the address set forth above.

Interests of Certain Persons In Opposition to Matters to be Acted Upon

Except as disclosed elsewhere in this Information Statement, since July 1, 2011, being the commencement of our last financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of our corporation;

2.	any proposed nominee for election as a director of our corporation; and

3.	any associate or affiliate of any of the foregoing persons.
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The shareholdings of our directors and officers are listed below in the section entitled “Principal Stockholders and Security Ownership of Management”. Our directors unanimously approved the Merger, and no director has subsequently advised us that he or she intends to oppose the Merger.

Principal Stockholders and Security Ownership of Management

As of August 19, 2011, we had a total of 78,273,000 shares of common stock, $0.00001 par value per share, issued and outstanding.

The following table sets forth, as of August 19, 2011, certain information with respect to the beneficial ownership of our common stock by each stockholder known to us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Shares of Common Stock	Percentage Ownership (1)
Parashar Patel c/o UAN Power Corp. 1021 Hill Street, Suite 200 Three Rivers, Michigan, USA 49093	150,000	*
I-kai Su c/o UAN Power Corp. 1021 Hill Street, Suite 200 Three Rivers, Michigan, USA 49093	--	--
Wan-Fang Lin 11F., No. 185, Minyou 11th St., Taoyuan City Taoyuan County 330, Taiwan (R.O.C)	27,500,000	35.13%
Tzu-Yung Hsu 8F., No. 168, Nanhua 1st St. Luzhu Township Taoyuan County 338, Taiwan (R.O.C)	3,750,000	4.79%
Wen-Cheng Huang 5F.-7, No. 560, Daye Rd. Nantun District Taichung City 408, Taiwan (R.O.C)	3,750,000	4.79%
Chih-Hung Cheng 2F., No 79, Jinhua St. Banqiao District New Taipei City 220, Taiwan (R.O.C)	3,750,000	4.79%
Li-Yung Tseng 16F-1, No 919, Zhongzheng Rd. Taoyuan City Taoyuan County 330, Taiwan (R.O.C)	3,750,000	4.79%
All directors and executive officers as a group (7 persons)	42,650,000	54.49%

* Less than 1%

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(1)	Based on 78,273,000 shares of common stock issued and outstanding as of August 19, 2011. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to the securities. We believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

The Merger

On August 19, 2011, our board of directors has unanimously approved the Merger for the purpose of reincorporating our company in the state of Delaware. On August 24, 2011, the Merger was approved by the written consent of holders of 42,650,000 shares of our common stock, representing approximately 54.5% of our issued and outstanding common stock. Through the reincorporation, the state of incorporation of our company will be changed from Nevada to Delaware. To accomplish the reincorporation, our board of directors has unanimously approved and subsequently a majority of our stockholders have approved the Merger Agreement which provides for the merger of our company with and into UAN Power Corp., a wholly-owned subsidiary of our company, which was formed pursuant to the Delaware General Corporation Law, or DGCL, for this purpose on August 19, 2011. Upon the completion of the Merger, our company’s name will be UAN Power Corp. To maintain clarity in discussing the Merger, our company before the merger may sometimes be referred to below as “Gulf Shores” while our company after the merger may sometimes be referred to below as “UAN Power”.

As a part of the approval of the Merger, the Merger Agreement, the Articles of Merger (to be filed with the Secretary of State of the State of Nevada) and the Certificate of Merger (to be filed with the Secretary of State of the State of Delaware) were approved.

Our corporate affairs are presently governed by the corporate law of the State of Nevada, our current state of incorporation, and by the Articles of Incorporation and the By-Laws of Gulf Shores. These documents are available for inspection during normal business hours at our principal executive offices. Once the Merger is effected, we will be governed by the DGCL and the Certificate of Incorporation and By-Laws of UAN Power. Copies of the Certificate of Incorporation and By-Laws of UAN Power are attached to this Information Statement as Schedules B and C, respectively. A discussion of the material similarities and differences in the rights of stockholders of our company before and after the Merger is provided below.

The Merger will not effect any change in our business or management and will not change the location of our principal executive offices. At the effective time of the Merger, the same individuals who serve as the directors and executive officers of Gulf Shores will become the directors and executive officers of UAN Power. All employment and benefit arrangements of Gulf Shores will be continued by UAN Power upon the terms and subject to the conditions currently in effect.

Our common stock is listed on the OTC Bulletin Board and will continue to be listed on the OTC Bulletin Board after the Merger. Following the Merger, each share of common stock of Gulf Shores will be automatically converted into one share of common stock of UAN Power. Gulf Shores stock certificates will be deemed automatically to represent an equal number of shares of UAN Power common stock. Following the Merger, previously outstanding Gulf Shores stock certificates may be delivered in effecting sales through a broker, or otherwise, of shares of UAN Power stock. IT WILL NOT BE NECESSARY FOR YOU TO EXCHANGE YOUR EXISTING GULF SHORES STOCK CERTIFICATES FOR STOCK CERTIFICATES OF UAN POWER.

If our board of directors determines that circumstances have arisen that make it inadvisable to proceed with the Merger under the original terms of the Merger Agreement, the Merger (and thus the reincorporation) may be abandoned or the Merger Agreement may be amended by the board notwithstanding the fact that stockholder approval has already been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Merger Agreement (Schedule A hereto), the Articles of Merger, the Certificate of Merger, the UAN Power Certificate of Incorporation (Schedule B hereto) and the UAN Power By-Laws (Schedule C hereto), and by the applicable provisions of Nevada corporate law and the DGCL.

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Reasons For and Advantages of Reincorporation in Delaware

For many years, the State of Delaware has followed a policy of encouraging corporations to domicile in-state. To advance this policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for its domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in resolving corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our board of directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The DGCL permits a corporation to adopt a number of measures, through amendment of the corporation’s Certificate of Incorporation or By-Laws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board of directors under the business judgment rule with respect to unsolicited takeover attempts. Our current Articles of Incorporation do not include such “anti-takeover” provisions. Our board of directors has no present intention following the Merger and reincorporation in Delaware to further amend the Certificate of Incorporation or By-Laws of UAN Power to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our board of directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations a greater ability to raise capital and attract business combination opportunities. The procedures and degree of stockholder approval required for the authorization of additional shares of stock and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend-paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless, after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s Articles of Incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada and Delaware corporate law are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for our company if we reincorporate our company in Delaware and we may be better positioned to take advantage of potential business combination opportunities.

Disadvantages of Reincorporation in Delaware

Despite the unanimous belief of our board of directors that the Merger is in our best interests and the best interest of our stockholders, some stockholders may find the proposal disadvantageous to the extent that it may have the effect of discouraging a future takeover attempt which is not approved by our board of directors, but which a majority-in-interest of the stockholders deem to be in their best interests or in which stockholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable our board of directors to resist a takeover or a change in control of our company, they could make it more difficult to change the existing board of directors and management or to effect a change in control of our company which is opposed by our board of directors. This strengthened tenure and authority of our board of directors could enable our board of directors to resist change and otherwise thwart the desires of a majority-in-interest of the stockholders.

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It should also be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other jurisdictions. For a comparison of stockholders’ rights and the powers of management under Delaware and Nevada law, see “Comparison of Stockholders’ Rights Before and After the Merger”, below.

Our board of directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the proposed Merger and reincorporation outweigh the possible disadvantages.

Capital Stock

Current Authorized Capital Stock

Our authorized capital stock presently consists of 250,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of preferred stock, par value $0.00001 per share. As of August 19, 2011, there were 78,273,000 shares of our common stock and no shares of our preferred stock issued and outstanding.

On July 25, 2011, we issued an aggregate of 48,275,000 shares of our common stock to 23 investors at a purchase price of $0.01 per share. The sale and issuance of the common stock to the investors was completed in reliance upon (i) for investors residing in the United States, the exemption from registration provided for by Section 4(2) of the Securities Act of 1933, as amended, and (ii) for investors residing outside of the United States, the exemption from registration provided for by Regulation S promulgated under the Securities Act.

UAN Power Common Stock

In conjunction with the Merger and the filing of a Certificate of Incorporation with the Secretary of State of the State of Delaware, we will continue to have authorized for issuance 250,000,000 shares of common stock, par value $0.00001 per share, and 20,000,000 shares of preferred stock, par value $0.00001 per share.

The holders of UAN Power common stock will be entitled to one vote for each share on all matters voted on by the stockholders, including, without limitation, the election of directors and, except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of UAN Power preferred stock, will exclusively possess all voting power. The holders of UAN Power common stock will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of UAN Power preferred stock designated by the UAN Power board of directors from time to time, the holders of UAN Power common stock will be entitled to such dividends as may be declared from time to time by the UAN Power board of directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of UAN Power available for distribution to such holders.

Pursuant to the UAN Power Certificate of Incorporation, our authorized common stock may be increased or decreased with the approval of the majority of the preferred and common stock voting together as a single class, without a separate class vote by the common stock.

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“Blank Check” Preferred Stock

Like the Articles of Incorporation of Gulf Shores, the Certificate of Incorporation of UAN Power authorizes the issuance of 20,000,000 shares of preferred stock, par value $0.00001 per share. Such preferred stock is commonly referred to as “blank check” preferred stock because the UAN Power board of directors has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of such series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.

There are currently no shares of preferred stock issued and outstanding and immediately following the Merger and reincorporation, there will not be any shares preferred stock issued and outstanding, and thus the authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

The authorization of “blank check” preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control.

Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the board of directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares. One of the effects of the existence of unissued and unreserved capital stock may be to enable our board of directors to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control.

Comparison of Stockholders’ Rights Before and After the Merger

Because of differences between Nevada and Delaware law, as well as differences between Gulf Shores’ Articles of Incorporation and By-Laws and UAN Power’s Certificate of Incorporation and By-Laws, the Merger will effect certain changes in the rights of our stockholders. Summarized below are what we believe to be the most significant provisions of Nevada and Delaware law, along with the differences between the rights of the stockholders of our company immediately before and immediately after the Merger that will be the result of the differences between Nevada and Delaware law and the differences between Gulf Shores’ existing Articles of Incorporation and By-Laws, on the one hand, and UAN Power’s Certificate of Incorporation and By-Laws, on the other hand. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the Nevada Revised Statutes, the DGCL, Gulf Shores’ Articles of Incorporation and By-Laws and UAN Power’s Certificate of Incorporation and By-Laws. Moreover, the descriptions of the rights of holders of UAN Power’s common stock are subject to the rights and privileges of any series of preferred stock which may be issued in the future.

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Provision	Nevada Law	Delaware Law
Elections; Voting; Procedural Matters
Number of Directors

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or in its by-laws for a fixed number of directors or a variable number, and for the manner in which the number of directors may be increased or decreased.

Delaware law provides that a corporation must have at least one director and that the number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Gulf Shores’ existing By-Laws provide that the number of directors shall be one or more, as fixed from time to time by resolution of the board of directors, provided that the number of directors shall not be reduced so as to shorten the tenure of any direct at the time in office.

UAN Power’s By-Laws provide that the number of directs which shall constitute the whole board shall be not less than one and not more than fifteen. Within such limit, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of stockholders. Upon the consummation of the Merger, the number of directors shall be six.

Classified Board of Directors	Nevada law permits corporations to classify their boards of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.

Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide that one or more directors may have voting powers greater than or less than those of other directors. Further, the certificate of incorporation may provide that holders of any class or series of stock shall have the right to elect one or more directors.

Gulf Shores does not have a classified board of directors. The entire board of directors is subject to election at each annual meeting of the stockholders.

UAN Power does not have a classified board of directors. The entire board of directors is subject to election at each annual meeting of the stockholders. No director has voting power greater than or less than that of other directors, nor does the UAN Power Certificate of Incorporation provide that holders of any class or series of stock have the right to elect one or more directors.

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Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

With limited exceptions applicable to classified boards and cumulative voting provisions, under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.
Gulf Shores’ Articles of Incorporation and By-Laws are silent with respect to the removal of directors.

UAN Power’s By-Laws provide that any director or the entire board of directors may be removed, with or without cause, by the holders of 66 2/3% of the shares then entitled to vote at an election of directors, unless otherwise specified by law or in the Certificate of Incorporation. UAN Power’s Certificate of Incorporation does not currently provide any provision contrary to this provision of the By-Laws.

Board Action by Written Consent	Nevada law provides that, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee, except for a director that has a personal interest in the matter.

Delaware law provides that, unless the certificate of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee.

	Gulf Shores’ By-Laws do not change this statutory rule.	UAN Power’s By-Laws do not change this statutory rule.

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Stockholder Action by Written Consent	Nevada law provides that, unless the articles of incorporation or by-laws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Gulf Shores’ By-Laws provide that, except as otherwise required by law, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power (unless a different proportion of voting power is required). In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

UAN Power’s By-laws do not change this statutory rule.
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Interested Party Transactions

Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, form or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director’s or officer’s interest in the contract or transaction is known to the board of directors and the board or committee approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director or officer, (ii) the fact that of the financial interest is known to stockholders and the stockholders approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power, (iii) the fact of the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the board of directors, and (iv) the contract or transaction is fair to the corporation at the time it is authorized or approved.

Under Delaware law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (i) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the board or committee, and the board or the committee in good faith authorizes the contract or transaction by an affirmative vote of the majority of the disinterested directors (even though these directors are less than a quorum); (ii) the material facts of the contract or transaction and the director’s or officer’s relationship or interest are disclosed to or known by the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction; or (iii) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.
	Gulf Shores’ By-Laws do not change this statutory rule.	UAN Power’s By-Laws do not change this statutory rule.
Special Meetings of Stockholders

Nevada law provides that, unless otherwise provided in a corporation’s articles of incorporation or by-laws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the stockholders.

Delaware law permits special meetings of stockholders to be called by the board of directors or by any other persons authorized in the certificate of incorporation or by-laws to call a special meeting of the stockholders.
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Gulf Shores’ By-Laws provide that special meetings of the stockholders may be called by the president and shall be called by the president or secretary if requested in writing by the holders of not less than 10% of all the shares entitled to vote at the meeting. Such request must state the purpose or purposes of the proposed meeting.

UAN Power’s By-Laws provide that special meetings of the stockholders may be called from time to time by the board of directors, the chairman of the board of directors or the president. Business transacted at any special meeting shall be limited to maters relating to the purpose or purposes stated in the notice of meeting. There is no provision in the By-Laws, or under Delaware law, which allows for the stockholders to require the corporation to call a special meeting of the stockholders.

Failure to Hold an Annual Meeting of Stockholders	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more stockholders holding 15 percent of the corporation’s voting power.

Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

	Gulf Shores’ By-Laws do not change this statutory rule.	UAN Power’s By-Laws do not change this statutory rule.
Cumulative Voting

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

A Delaware corporation may provide for cumulative voting in the corporation’s certificate of incorporation.
	Gulf Shores’ Articles of Incorporation and By-Laws do not permit cumulative voting.	UAN Power’s Certificate of Incorporation and By-Laws do not permit cumulative voting.

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Board Vacancies	All vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies for the remainder of the term of office of the resigning director or directors.

All vacancies and newly created directorships on the board of directors of a Delaware corporation may be filled by a majority of the directors then in office, though less than a quorum, unless the certificate of incorporation or by-laws provide otherwise. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Gulf Shores’ By-Laws provide that any vacancy occurring on the board of directors and any directorship to be filled by reason of an increase in the board of directors may be filled by the affirmative vote of the remaining directors, although less than a quorum, or by a sole remaining director. Such newly elected director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

UAN Power’s By-Laws provide that vacancies and newly created directorships may be filled by vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. If there are no directors in office, than an election of directors may be held in accordance with the DGCL.

Stockholder Voting Provisions

Under Nevada law, a majority of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders. Gulf Shores’ existing By-Laws are consistent with Nevada law.

Under Delaware law, a majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders. UAN Power’s By-Laws are consistent with Delaware law.

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Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the articles of incorporation or by-laws of the corporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Unless otherwise provided for in the certificate of incorporation or by-laws, generally, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter constitutes the act of stockholders. Directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Gulf Shores’ By-Laws are silent with respect to plurality voting for directors. For all matters, a stockholder action is taken if the number of votes cast in favor the action exceeds the number of votes cast in opposition to the action, unless a higher threshold is required under Nevada law or the Articles of Incorporation.

UAN Power’s By-Laws provide that, with the exception of the election of directors, the vote of the majority of shares shall decide any matter brought before the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

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Stockholder Vote for Mergers and Other Corporate Reorganizations

In general, Nevada requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

In general, Delaware requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware law does not generally require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.
	Gulf Shores’ Articles of Incorporation and By-Laws do not change these statutory rules.	UAN Power’s Certificate of Incorporation and By-Laws do not change these statutory rules.
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Indemnification of Officers and Directors and Advancement of Expenses; Limitation on Personal Liability
Indemnification	A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding, if (i) he is not liable under Section 78.138 of the Nevada Revised Statutes, and (ii) acted in “good faith” and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. However, with respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

Through, among other means, a majority vote of disinterested directors, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

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Gulf Shores’ By-Laws provide for indemnification of its officers and directors in accordance with Nevada law, although the By-Laws do not specifically require the corporation to indemnify its officers and directors to the fullest extent of the law.

UAN Power’s By-Laws provide that the corporation shall indemnify its officers and directors to the fullest extent permitted by the DGCL.
Advancement of Expenses	Under Nevada law, the articles of incorporation, by-laws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless provided otherwise in its certificate of incorporation or by-laws.

Gulf Shores’ By-Laws provide that expenses incurred by an officer or director in defending any civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he is not entitled to indemnification.

UAN Power’s By-Laws provide that, to the fullest extent permitted by the DGCL, the corporation shall promptly pay expenses (including attorneys’ fees) incurred by any person entitled to indemnification in appearing at, participating in or defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of an undertaking on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to indemnification.

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Limitation on Personal Liability of Directors	Neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its stockholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud, or knowing violation of law. Unlike Delaware law, Nevada law does not exclude breaches of the duty of loyalty, or instances where the director has received an improper personal benefit.

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Gulf Shores’ Articles of Incorporation provides that, to the fullest extent permitted by Nevada law, no director or officer shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty.

UAN Power’s Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of UAN Power will be personally liable to UAN Power or its stockholders for monetary damages for breach of fiduciary duty as a director.
Dividends
Declaration and Payment of Dividends	Under Nevada law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus (as defined in the DGCL), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

	Gulf Shores’ Articles of Incorporation and By-Laws do not change the statutory rules.	UAN Power’s Certificate of Incorporation and By-Laws do not change the statutory rules.
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Anti-Takeover Statutes
Business Combination Statute

Sections 78.411 through 78.444 of the Nevada Revised Statutes prohibit an interested stockholder from engaging in a business combination with a corporation for three years after the person first became an interested stockholder unless the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors. If this approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated if the combination is then approved by the affirmative vote of the holders of a majority of the outstanding voting power not beneficially owned by the interested stockholder or any affiliate or associate thereof. Alternatively, even without these approvals, a combination occurring more than three years after the person first became an interested stockholder may be permissible if specified requirements relating to the consideration to be received by disinterested stockholders are met, and the interested stockholder has not, subject to limited exceptions, become the beneficial owner of additional voting shares of the corporation. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, ten percent or more of the voting power of the outstanding voting shares of a corporation, or (ii) an “affiliate” or “associate” (as those terms are defined in the statute) of the corporation who, at any time within the past three years, was an interested stockholder of the corporation. A Nevada corporation may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions of the Nevada Revised Statutes, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote; provided, however, such vote by disinterested stockholders is not required to the extent the Nevada corporation is not subject to such provisions. Such an amendment to the articles of incorporation does not become effective until 18 months after the vote of the disinterested stockholders and does not apply to any combination with an interested stockholder who first became an interested stockholder on or before the effective date of the amendment.

Under Section 203 of the DGCL, a corporation that is listed on a national securities exchange is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least 66 2/3% of the corporation’s outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Delaware law defines an “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock. These provisions do not apply, among other exceptions, if (i) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions, or (ii) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or by-laws expressly electing not to be governed by these provisions.

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	Gulf Shores’ did not opt-out of the provisions of the Nevada Revised Statutes described above.	UAN Power’s Certificate of Incorporation and By-Laws do not expressly state that the corporation will not be governed by the provisions described above.
Control Share Acquisition Statute

Nevada law also limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more stockholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Under Nevada law, an acquiring person who acquires a controlling interest in an issuing corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special or annual meeting of stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares. A controlling interest means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of the voting power of the issuing corporation in the election of directors. Outstanding voting shares of an issuing corporation that an acquiring person acquires or offers to acquire in an acquisition and acquires within 90 days immediately preceding the date when the acquiring person became an acquiring person are referred to as control shares. The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a stockholder vote or risk voting disenfranchisement.

Delaware does not have a control share acquisition statute.
Gulf Shores’ did not opt-out of this provision of Nevada law in its Articles of Incorporation or By-Laws.
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Amendments to Charter and By-Laws
Amendments to Charter

Under Nevada law, subject to certain exceptions, in order for a corporation to amend its articles of incorporation, its board of directors must first adopt a resolution setting forth the amendment proposed and either call a special meeting of the stockholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the stockholders entitled to vote on the amendment. At the meeting, a vote of the stockholders entitled to vote must be taken for and against the proposed amendment. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, such amendment must be approved by the holders of shares representing a majority of the voting power of such class. Whenever the articles of incorporation require for action the vote of a greater number or proportion than is required by Nevada law, the provision of the articles of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote. If stockholders with voting power over a sufficient number of shares have voted in favor of the amendment, an officer of the corporation will sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. Finally, the signed certificate must be filed with the Secretary of State of the State of Nevada.

Similarly, under Delaware law, subject to certain exceptions, in order for a corporation to amend its certificate of incorporation, its board of directors must first approve such amendment and recommend such approval to the stockholders. Upon approval by the stockholders, the officers of the corporation shall sign a certificate setting forth the amendment and file such certificate with the Secretary of State of the State of Delaware.
Gulf Shores’ Articles of Incorporation do not change the statutory rule.

UAN Power’s Certificate of Incorporation provides that the Certificate of Incorporation may be amended as provided under the DGCL, but that the provision regarding amending the Certificate of Incorporation and certain provisions regarding the board of directors, including the limitations on the personal liability of directors, may not be amended without the approval of the holders of at least 66 2/3% of the then-issued and outstanding stock.

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Amendments to the By-Laws	Under Nevada law, unless otherwise prohibited by any by-law adopted by the stockholders, the directors may adopt, amend or repeal any by-law, including any by-law adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal by-laws exclusively to the directors.

Under Delaware law, the power to adopt, amend or repeal by-laws is granted to the stockholders entitled to vote. Although a Delaware corporation may also confer the power to adopt, amend or repeal by-laws upon its directors, the fact that such power has been so conferred upon the directors does not divest the stockholders of the power, nor limit their power to adopt, amend or repeal by-laws.

Gulf Shores’ By-Laws provide that the By-Laws may be amended, altered or repealed exclusively by the board of directors.

UAN Power’s Certificate of Incorporation provides that the board of directors is expressly authorized to make, alter or repeal the By-Laws of the corporation, subject to Delaware law and any limitation imposed by the By-Laws.

UAN Power’s By-Laws provide that the By-Laws may be altered, amended or repealed, in whole or in part, upon the affirmative vote of (i) two-thirds of the members of the board of directors, or (ii) two-thirds of each class of issued and outstanding shares of voting securities of the corporation.

Certain Federal Income Tax Considerations

The following description of federal income tax considerations is based on the Internal Revenue Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.

The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by us or the stockholders as a result of the exchange of shares of common stock for shares of UAN Power common stock upon consummation of the Merger. The conversion of each share of Gulf Shores common stock into one share of UAN Power common stock will be a tax-free transaction, and the holding period and tax basis of Gulf Shores common stock will be carried over to the UAN Power common stock received in exchange therefor.

IRS Circular 230 Notice. All stockholders are hereby notified, in compliance with requirements imposed by the U.S. Internal Revenue Service, that any discussion of tax matters contained in this Information Statement (i) was written in connection with the Merger and (ii) is not intended or written to be used, and cannot be used, for the purpose of avoiding tax related penalties under federal, state or local tax law.

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Securities Act Considerations

After the Merger is consummated, UAN Power will be a publicly held company, UAN Power common stock will be listed for trading on the OTC Bulletin Board, and UAN Power will file periodic reports and other documents with the Securities and Exchange Commission (the “Commission”) and provide to stockholders the same types of information that we have previously filed and provided. Stockholders whose shares of Gulf Shores common stock were freely tradable before the Merger will have freely tradable shares of UAN Power common stock. Stockholders holding restricted shares of Gulf Shores common stock will have shares of UAN Power common stock that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of UAN Power common stock, will bear the same restrictive legend as appears on their present stock certificates. Similarly, holders of convertible securities issued by Gulf Shores, if any, will have the equivalent securities of UAN Power, which will be subject to the same restrictions as those to which their present Gulf Shores securities are subject. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, holders of securities will be deemed to have acquired their UAN Power common stock on the date they acquired their Gulf Shores common stock. In summary, UAN Power and its stockholders will be in the same respective positions under the federal securities laws after the consummation of the Merger as they were before the Merger.

Additional Information

We are subject to the informational requirements of the Exchange Act, and in accordance therewith we file reports, proxy statements and other information including annual and quarterly reports on Forms 10-K and 10-Q with the Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can also be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission also maintains a website at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which may be downloaded free of charge.

By Order of the Board of Directors

Parashar Patel
President and Chief Executive Officer

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Schedule A

AGREEMENT OF MERGER AND

PLAN OF MERGER AND REORGANIZATION

This Agreement of Merger and Plan of Merger and Reorganization (this “Agreement”) entered into as of this 19th day of August, 2011, by and between Gulf Shores Investments, Inc. (doing business as UAN Power), a Nevada corporation (the “Parent”), and UAN Power Corp., a Delaware corporation (the “Subsidiary”).

WHEREAS, the respective board of directors of the Parent and the Subsidiary have resolved that both companies be merged, pursuant to the Nevada Revised Statutes (the “NRS”) and the Delaware General Corporation Law (the “DGCL”), into a single corporation existing under the laws of the State of Delaware, to wit, the Subsidiary, which shall be the surviving corporation (such corporation in its capacity as such surviving corporation being sometimes referred to herein as the “Surviving Corporation”); and

WHEREAS, the proposed merger is intended to qualify as a corporate reorganization pursuant to Section 368(a)(l)(F) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, in consideration of the covenants and agreements herein made, and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by the parties hereto, the parties agree as follows:

1.     Merger. The Parent shall be, at the Effective Date (as hereinafter defined), merged (hereinafter called “Merger”) into the Subsidiary, which shall be the Surviving Corporation, and the parties hereto adopt and agree to the following agreements, terms, and conditions relating to the Merger and the mode of carrying the same into effect.

2.     Filings; Effects of Merger.

2.1     Approval by the Subsidiary. This Agreement has been approved by the board of directors of the Subsidiary in the manner provided by its Certificate of Incorporation and By-Laws and the DGCL.

2.2     Approval by the Parent. This Agreement has been approved by the board of directors of the Parent in the manner provided by its Articles of Incorporation, as amended, and By-Laws, as amended, and the NRS. This Agreement shall be submitted for approval by the shareholders of the Parent in the manner provided by the NRS.

2.3     Filing of Certificate of Merger; Effective Date. If this Agreement has not been, terminated or abandoned as permitted by the provisions hereof, then the articles of merger substantially in the form attached hereto as Exhibit A (the “Articles of Merger”) shall be filed and recorded with the Secretary of State of the State of Nevada and the certificate of merger substantially in the form attached hereto as Exhibit B (the “Certificate of Merger”) shall be filed and recorded with the Secretary of State of the State of Delaware. The Merger shall become effective on the date the Articles of Merger and the Certificate of Merger are filed and recorded in the appropriate filing offices, whichever such date occurs later, which date is herein referred to as the “Effective Date.”

2.4     Certain Effects of Merger. On the Effective Date, the separate existence of the Parent shall cease, and the Parent shall be merged into the Subsidiary which, as the Surviving Corporation, shall possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, duties and liabilities of the Parent; and all and singular, the rights, privileges, powers, and franchises of the Parent, and all property, real, personal, and mixed, and all debts due to the Parent on whatever account, as well as stock subscriptions, liens and all other things in action or belonging to the Parent, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers, and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Parent, and the title to any real estate vested by deed or otherwise, under the laws of Delaware or any other jurisdiction, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of the Parent shall be preserved, unimpaired, and all debts, liabilities, and duties of the Parent shall thenceforth attach to the Surviving

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Corporation and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by it. At any time, or from time to time, after the Effective Date, the last acting officers of the Parent or the corresponding officers of the Surviving Corporation, may, in the name of the Parent execute and deliver all such proper deeds, assignments, and other instruments and take or cause to be taken all such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, or confirm in the Surviving Corporation title to and possession of all of the Parent’s property, rights, privileges, powers, franchises, immunities, and interests and otherwise to carry out the purposes of this Agreement.

3.     Name of Surviving Corporation; Certificate of Incorporation; By-Laws; Directors and Officers.

3.1     Name of Surviving Corporation. The name of the Surviving Corporation from and after the Effective Date shall be UAN Power Corp., a Delaware corporation.

3.2     Certificate of Incorporation. The Certificate of Incorporation of the Subsidiary in effect on the date hereof shall from and after the Effective Date be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until changed or amended as provided by law.

3.3     By-Laws. The By-Laws of the Subsidiary, as in effect immediately before the Effective Date, shall from and after the Effective Date be, and continue to be, the By-Laws of the Surviving Corporation until amended as provided therein.

3.4     Directors and Officers. At the Effective Date of the Merger, members of the board of directors, the board committees, the advisory board, if any, and the officers of the Parent in office at the Effective Date of the Merger shall become the directors, board committees, the advisory board, if any, and the officers of the Surviving Corporation, each of whom shall hold such office, subject to the applicable provisions of the Certificate of Incorporation and By-Laws of the Surviving Corporation and the DGCL, until his or her respective successor is duly elected or appointed and qualified, or until an earlier resignation, removal from office or death.

4.     Status and Conversion of Securities. Each one share of common stock of the Parent which shall be issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted at the Effective Date into one fully paid share of common stock of the Surviving Corporation. Certificates representing shares of common stock of the Parent issued and outstanding prior to the Effective Date shall thereafter represent shares of common stock of the Surviving Corporation; provided, however, that such certificates may, but need not be, exchanged by the holders thereof after the Effective Date for the appropriate number of shares bearing the name of the Surviving Corporation. Certificates representing shares of common stock of the Subsidiary issued and outstanding prior to the Effective Date shall forthwith cease to exist and shall be cancelled.

5.     Abandonment of Merger. At any time before the Effective Date of the Merger (whether it is before or after filing the Certificate of Merger and the Articles of Merger), this Agreement may be terminated and the Merger abandoned by the mutual consent of the board of directors of the Parent and the Subsidiary, notwithstanding favorable action by the shareholders of the Parent.

6.     Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one agreement binding on all the parties hereto, notwithstanding that all the parties are not a signatory to the original counterpart. Signatures may be original or facsimile.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first above written.

PARENT:

GULF SHORES INVESTMENTS, INC.

By: /s/ Parashar Patel

Name: Parashar Patel

Title: Chief Executive Officer

SUBSIDIARY:

UAN POWER CORP.

By: /s/ Parashar Patel

Name: Parashar Patel

Title: Chief Executive Officer

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EXHIBIT A

Articles of Merger

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Articles of Merger

(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

Name of merging entity: UAN Power

Jurisdiction: Nevada

Name of surviving entity: UAN Power Corp.

Jurisdiction: Delaware

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A.190)

Attn: Parashar Patel

c/o: UAN Power Corp., 1021 Hill Street, Suite 200, Three Rivers, Michigan 49093

3) The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200)

4) Owner’s approval (NRS 92A.200): The plan was approved by the required consent of the owners of UAN Power and UAN Power Corp.

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200): n/a

6) Location of Plan of Merger: The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional): n/a

8) Signatures – Must be signed by: An officer of each Nevada corporation; all general partners of each Nevada limited partnership; all general partners of each Nevada limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust (NRS 92A.230).

UAN POWER	UAN POWER CORP.

By:	By:
Name: Parashar Patel	Name: Parashar Patel
Title: Chief Executive Officer	Title: Chief Executive Officer

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EXHIBIT B

Certificate of Merger

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CERTIFICATE OF MERGER

MERGING

GULF SHORES INVESTMENTS, INC.

(A Nevada Corporation)

(doing business as UAN Power)

INTO

UAN POWER CORP.

(A Delaware Corporation)

Pursuant to Title 8, Section 263 of the Delaware General Corporation Law, UAN Power Corp., a corporation organized and existing under and by virtue of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: The name of the surviving corporation is UAN Power Corp., a Delaware corporation, and the name of the corporation being merged into this surviving corporation is Gulf Shores Investments, Inc. (doing business as UAN Power), a Nevada corporation.

SECOND: The Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company in accordance with the requirements of Section 263© of the Delaware General Corporation Law.

THIRD: That name of the surviving corporation is UAN Power Corp.

FOURTH: The Agreement and Plan of Merger is on file at 1021 Hill Street, Suite 200, Three Rivers, Michigan 49093, the principal place of business of the surviving corporation.

FIFTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

SIXTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

SEVENTH: The effective date of the merger shall the date of the filing hereof.

[signature page follows]

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IN WITNESS WHEREOF, said Corporation has caused this Certificate of Merger to be signed by its Chief Executive Officer on this ___ day of _____________, 2011.

UAN POWER CORP.

A Delaware Corporation

By: ________________________________

Name: Parashar Patel

Title: Chief Executive Officer

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Schedule B

CERTIFICATE OF INCORPORATION
OF
UAN POWER CORP.

Article 1. NAME

The name of this corporation is UAN Power Corp. (the “Corporation”).

Article 2. REGISTERED OFFICE AND AGENT

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

Article 3. PURPOSE

The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

Article 4. CAPITAL STOCK

4.1. Authorized Shares. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Two Hundred Seventy Million (270,000,000), of which Two Hundred Fifty Million (250,000,000) shares shall be Common Stock, having a par value of $.00001 per share, and of which Twenty Million (20,000,000) shares shall be Preferred Stock, having a par value of $.00001 per share.

4.2. Common Stock.

4.2.1. Relative Rights. The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in one or more certificates of designations filed with the State of Delaware to establish the respective series of Preferred Stock. Each share of Common Stock shall have the same relative rights as, and be identical in all respects to, all the other shares of Common Stock.

4.2.2. Dividends. Whenever there shall have been paid, or declared and set aside for payment, to the holders of shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends thereon, but only when and as declared by the Board of Directors of the Corporation.

4.2.3. Dissolution, Liquidation, Winding Up. In the event of any dissolution, liquidation, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock, and holders of any class or series of stock entitled to participate therewith, in whole or in part, as to the distribution of assets in such event, shall become entitled to participate in the distribution of any assets of the Corporation remaining after the Corporation shall have paid, or provided for payment of, all debts and liabilities of the Corporation and after the Corporation shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up the full preferential amounts (if any) to which they are entitled.

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4.2.4. Voting Rights. Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation and, share for share and without regard to class, together with the holders of all other classes of stock entitled to attend such meetings and to vote (except any class or series of stock having special voting rights), to cast one vote for each outstanding share of Common Stock so held upon any matter or thing (including, without limitation, the election of one or more directors) properly considered and acted upon by the stockholders.

4.3. Preferred Stock. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate or certificates of designation pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, the voting powers (if any) of the shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

Article 5. BOARD OF DIRECTORS

5.1. Number; Term; Election. The number of directors of the Corporation shall be such number as from time to time shall be fixed by, or in the manner provided in, the By-Laws of the Corporation. Unless and except to the extent that the By-Laws of the Corporation shall otherwise require, the election of directors of the Corporation need not be by written ballot. Except as otherwise provided in this Certificate of Incorporation, each director of the Corporation shall be entitled to one vote per director on all matters voted or acted upon by the Board of Directors.

Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the terms of any incumbent director. Directors need not be residents of the state of incorporation or stockholders of the Corporation.

5.2 Management of Business and Affairs of the Corporation. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

5.3 Limitation of Liability. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the DGCL; or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 5.4 shall be prospective only and shall not adversely affect any right or protection of, or any limitation of the liability of, a director of the Corporation existing at, or arising out of facts or incidents occurring prior to, the effective date of such repeal or modification.

Article 6. AMENDMENT OF CERTIFICATE

The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article 6 or Article 5 of this Certificate of Incorporation.

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Article 7. ADOPTION AND AMENDMENT OF BY-LAWS.

The Board of Directors of the corporation is expressly authorized to make, alter or repeal the By-Laws of the corporation, subject only to such limitation, if any, as may be from time to time imposed by law or by the By-Laws.

Article 8. SURVIVAL

If any Article of this Certificate of Incorporation or any portion thereof is found to be void or unenforceable by a court of competent jurisdiction, the remaining Articles or portions of said Article, as the case may be, shall nevertheless remain in full force and effect as though the unenforceable part had been severed and deleted.

Article 9. NAME AND MAILING ADDRESS OF INCORPORATOR

The name and mailing address of the sole incorporator are as follows:

Name:	Parashar Patel
Mailing Address:	1021 Hill Street, Suite 200
Three Rivers, Michigan 49093

Article 10. TERM OF EXISTENCE

The Corporation is to have perpetual existence.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned, for purposes of forming a corporation under the laws of the State of Delaware, does make, file and record this Certificate of Incorporation, and does certify that the facts herein stated are true, and the undersigned has accordingly hereunto set his hand this 19th day of August, 2011.

UAN POWER CORP.

By:	/s/ Parashar Patel
Parashar Patel
Sole Incorporator

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Schedule C

BY-LAWS OF

UAN POWER CORP.

A Delaware Corporation

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UAN POWER CORP.

* * * * *

BY-LAWS

* * * * *

ARTICLE I

MEETINGS OF STOCKHOLDERS

Section 1. Place of Meetings. Meetings of the stockholders shall be held at such place within or without the State of Delaware, if any, as may be fixed from time to time by the Board of Directors. When meetings of the stockholders are held at a designated place, the Board of Directors may, in its sole discretion, authorize stockholders and proxyholders not physically present at the meeting to participate in such meeting by means of remote communication. Additionally, in lieu of holding any meeting of the stockholders at a specific place, the Board of Directors may, in its sole discretion, determine that such meeting shall be held solely by means of remote communication. In either such case, the Board of Directors shall adopt such policies and procedures as the Board of Directors deems necessary and appropriate, and as shall be required by law, to permit stockholders to participate in such meeting by means of remote communication and to be deemed present in person and vote at such meeting.

Section 2. Annual Meeting. Annual meetings of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and shall transact such other business as may properly be brought before the meeting.

Section 3. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, may, unless otherwise prescribed by statute or by the certificate of incorporation, may be called from time to time by the Board of Directors, the Chairman of the Board or the President and be held at such date and time as shall be designated by the party calling the meeting. The Board of Directors, the Chairman or the President may postpone or reschedule any previously scheduled special meeting. Business transacted at any special meeting shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

Section 4. Notice of Meetings. Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given in compliance with the provisions of Article IV hereof, not less than ten or more than sixty days before the date of the meeting, to each stockholder and proxy holder entitled to vote at such meeting. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called.

Section 5. Voting List. The Secretary of the corporation shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing in this Section 5 shall require the corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

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Section 6. Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute, the certificate of incorporation or these By-Laws. Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business at the meeting or any adjournment thereof, notwithstanding the withdrawal of enough stockholders to leave less than a quorum at the meeting or any adjournment thereof.

Section 7. Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws (including the adjournment of a meeting held at a place to a meeting held solely by means of remote communication and vice versa) by the holders a majority of the shares present or represented by proxy at the meeting and entitled to vote, though less than a quorum, or, if no stockholder is present or represented by proxy, by any officer entitled to preside at or to act as Secretary of such meeting, without notice other than announcement at the meeting. At such adjourned meeting (at which a quorum shall be present or represented, if a quorum was not present or represented at the original meeting), any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 8. Action at Meetings. When a quorum is present at any meeting, the vote of the holders of a majority of the stock present in person or represented by proxy and entitled to vote on the matter (or where a separate vote by a class or classes is required, the vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting) shall decide any matter (other than the election of directors) brought before such meeting, unless the matter is one upon which by express provision of law, the certificate of incorporation or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such matter. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 9. Voting and Proxies. Unless otherwise provided by law or in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of capital stock having voting power held of record by such stockholder. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to act for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder’s authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

Section 10. Nomination of Directors.

(a)      Except for (i) any directors entitled to be elected by the holders of preferred stock, if any, (ii) any directors elected in accordance with Article II, Section 3 hereof by the Board of Directors to fill a vacancy or newly-created directorships or (iii) as otherwise required by applicable law or stock market regulation, only persons who are nominated in accordance with the procedures in this Section 10 shall be eligible for election as directors. Nomination for election to the Board of Directors at a meeting of stockholders may be made (A) by or at the direction of the Board of Directors or (B) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

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      (b) (i)      To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (A) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (x) the 90th day prior to such annual meeting and (y) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (B) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors has determined that directors shall be elected at such meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (1) the 90th day prior to such special meeting and (2) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time (or extend any time period) for the giving of a stockholder’s notice.

(ii) The stockholder’s notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person’s name, age, business address and, if known, residence address, (2) such person’s principal occupation or employment, (3) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (4) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (B) as to the stockholder giving the notice (1) such stockholder’s name and address, as they appear on the corporation’s books, (2) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (5) a representation whether the stockholder intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such nomination; and (z) as to the beneficial owner, if any, on whose behalf the nomination is being made (aa) such beneficial owner’s name and address, (bb) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, (cc) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made and (dd) a representation whether the beneficial owner intends or is part of a group which intends (xx) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock requirement to elect the nominee and/or (yy) otherwise to solicit proxies from stockholders in support of such nomination. In addition, to be effective, the stockholder’s notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation. A stockholder shall not have complied with this Section 10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 10.

      (c)      The Chairman of any meeting shall, if the facts warrant, have the power and duty to determine that a nomination was not made in accordance with the provisions of this Section 10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee in compliance with the representations with respect thereto required by this Section 10), and if the Chairman should so determine, the Chairman shall so declare to the meeting and such nomination shall be disregarded.

      (d)     Except as otherwise required by law, nothing in this Section 10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

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      (e)     Notwithstanding the foregoing provisions of this Section 10, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 10, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(f)      For purposes of this Section 10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 11. Notice of Business at Annual Meetings.

      (a)      At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Article II, Section 10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 11(b) of this Article II and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

      (b)     To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public announcement thereof) commence a new time (or extend any time period) for the giving of a stockholder’s notice. The stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the language of the proposed amendment), and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies from stockholders in support of such proposal. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 11. A stockholder shall not have complied with this Section 11(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 11.

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      (c)     The Chairman of any meeting shall, if the facts warrant, have the power and duty to determine that business was not properly brought before the meeting in accordance with the provisions of this Section 11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s proposal in compliance with the representation with respect thereto required by this Section 11), and if the Chairman should so determine, the Chairman shall so declare to the meeting and such business shall not be brought before the meeting.

      (d)     Notwithstanding the foregoing provisions of this Section 11, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present business, such business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 11, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

      (e)     For purposes of this Section 11, “public disclosure” shall include disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

Section 12. Conduct of Meetings.

      (a)     Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman’s absence by the Vice Chairman of the Board, if any, or in the Vice Chairman’s absence by the President, or in the President’s absence by a Vice President, or in the absence of all of the foregoing persons by a Chairman designated by the Board of Directors, or in the absence of such designation by a Chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary’s absence the Chairman of the meeting may appoint any person to act as secretary of the meeting.

      (b)      The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the Chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the Chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the Chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      (c)     The Chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

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      (d)     In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the President shall appoint one or more inspectors or election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

Section 13. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the stockholders may be taken without a meeting if prior to such action a consent in writing, setting forth the action so taken is signed and dated by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and such written consent is filed with the minutes of the proceedings of the stockholders.

ARTICLE II

DIRECTORS

Section 1. Number, Election, Tenure and Qualification. The number of directors which shall constitute the whole board shall be not less than one (1) and not more than fifteen (15) directors. Within such limit, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of stockholders. The directors shall be elected at the annual meeting or at any special meeting of the stockholders, except as provided in Section 3 of this Article II, and each director elected shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal, unless sooner displaced. Directors need not be stockholders.

Section 2. Enlargement. The number of the Board of Directors may be increased at any time by vote of a majority of the directors then in office.

Section 3. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by vote of a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual election and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal. If there are no directors in office, then an election of directors may be held in the manner provided by statute. In the event of a vacancy in the board of directors, the remaining directors, except as otherwise provided by law or these By-Laws, may exercise the powers of the full board until the vacancy is filled.

Section 4. Resignation and Removal. Any director may resign at any time by notice given in writing or by electronic transmission to the corporation at its principal place of business or to the Chief Executive Officer or Secretary. Such resignation shall be effective upon receipt unless the notice states that it is to be effective at some other time or upon the happening of some other event. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of sixty-six and two-thirds percent (66 2/3%) of the shares then entitled to vote at an election of directors, unless otherwise specified by law or the certificate of incorporation.

Section 5. General Powers. The business and affairs of the corporation shall be managed by, or under the direction of its Board of Directors, which may exercise all powers of the corporation except as otherwise provided by law or the certificate of incorporation.

Section 6. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

Section 7. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board; provided that any director who is absent when such a determination is made shall be given prompt notice of such determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

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Section 8. Special Meetings. Special meetings of the board may be called by the Chief Executive Officer, Secretary, or on the written request of two or more directors, or by one director in the event that there is only one director in office. Twenty-four (24) hours' notice to each director, either personally or by telecopy, electronic transmission, commercial delivery service, or other similar means sent to the director’s last known business or home address, or three days' notice by written notice deposited in the mail, shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

Section 9. Quorum, Action at Meeting, Adjournments. At all meetings of the board a majority of directors then in office, but in no event less than one third of the entire board, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the certificate of incorporation. For purposes of this Section 9, the term “entire board” shall mean the number of directors last fixed by the stockholders or directors, as the case may be, in accordance with law and these By-Laws; provided, however, that if less than all the number so fixed of directors were elected, the "entire board" shall mean the greatest number of directors so elected to hold office at any one time pursuant to such authorization. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 10. Action By Consent. Unless otherwise restricted by the certificate of incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 11. Telephonic Meetings. Unless otherwise restricted by the certificate of incorporation or these By-Laws, members of the Board of Directors or of any committee thereof may participate in a meeting of the Board of Directors or of any committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 12. Committees. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Except as otherwise limited by Section 141(c) of the General Corporation Law of the State of Delaware, any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and make such reports to the Board of Directors as the Board of Directors may request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the conduct of its business by the Board of Directors.

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Section 13. Compensation. Unless otherwise restricted by the certificate of incorporation or these By-Laws, the Board of Directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and any committee of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and any committee of the Board of Directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The Board of Directors may also allow compensation for members of special or standing committees for service on such committees.

ARTICLE III

OFFICERS

Section 1. Enumeration. The officers of the corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer and such other officers with such titles, terms of office and duties as the Board of Directors may from time to time determine, including a Chairman of the Board of Directors, one or more Vice Presidents, and one or more Assistant Secretaries and Assistant Treasurers. If authorized by resolution of the Board of Directors, the Chief Executive Officer may be empowered to appoint from time to time assistant secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these By-Laws otherwise provide.

Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall choose a President, a Secretary and a Treasurer. Other officers may be appointed by the Board of Directors at such meeting, at any other meeting, or by consent pursuant to Section 10 of Article II.

Section 3. Tenure. Each officer of the corporation shall hold office until such officer’s successor is chosen and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation or removal. Any officer may be removed, with or without cause, at any time by the affirmative vote of a majority of the Board of Directors or a committee duly authorized to do so, except that any officer appointed by the Chief Executive Officer may also be removed at any time by the Chief Executive Officer. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors, at its discretion. Any officer may resign by delivering a written resignation to the corporation at its principal place of business or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 4. Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board, who need not be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation’s Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 5 of Article III of these By-Laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

Section 5. President; Chief Executive Officer. The President shall be the chief operating officer of the corporation and unless the Board of Directors has designated the Chairman of the Board or another person as the corporation’s Chief Executive Officer, the President shall also be the Chief Executive Officer. The Chief Executive Officer shall have general charge and supervision of the business of the corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

Section 6. Vice Presidents. In the absence of the President or in the event of the President’s inability or refusal to act, the Vice President, or if there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors or the Chief Executive Officer (or in the absence of any designation, then in the order determined by their tenure in office) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe.

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Section 7. Secretary. The Secretary shall have such powers and perform such duties as are incident to the office of Secretary. The Secretary shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall be the custodian of corporate records. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be from time to time prescribed by the Board of Directors or Chief Executive Officer, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary’s signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by such officer’s signature.

Section 8. Assistant Secretaries. The Assistant Secretary, or if there be more than one, the assistant secretaries in the order determined by the Board of Directors, the Chief Executive Officer or the Secretary (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary or acting Secretary to keep a record of the meeting.

Section 9. Treasurer. The Treasurer shall perform such duties and shall have such powers as may be assigned to the Treasurer by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, when the Chief Executive Officer or Board of Directors so requires, an account of all such transactions as Treasurer and of the financial condition of the corporation.

Section 10. Assistant Treasurers. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, the Chief Executive Officer or the Treasurer (or if there be no such determination, then in the order determined by their tenure in office), shall, in the absence of the Treasurer or in the event of Treasurer’s inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe.

Section 11. Bond. If required by the Board of Directors, any officer shall give the corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of office and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in such officer’s possession or under such officer’s control and belonging to the corporation.

ARTICLE IV

NOTICES

Section 1. Delivery. Whenever, under the provisions of law, or of the certificate of incorporation or these By-Laws, written notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such party’s address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice may also be given by telecopy, electronic transmission (subject to the provisions of Section 2 of this Article IV), commercial delivery service, or other similar means, addressed to such director or stockholder at such party’s address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given.

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Section 2. Special Rules Applicable to Stockholders. Notwithstanding the provisions of Section 1 of this Article IV, notices to a stockholder by electronic transmission shall not be effective unless such stockholder has consented to receive notices electronically. Any such consent is revocable by the stockholder by written notice to the corporation and any such consent shall be deemed revoked if (a) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Section 3. Effectiveness of Notice. Notice given pursuant to Section 1 of this Article IV shall be deemed given: (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (c) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 4. Definition of “Electronic Transmission.” As used in these By-Laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 5. Waiver of Notice. Whenever any notice is required to be given under the provisions of law or of the certificate of incorporation or of these By-Laws, a written waiver thereof, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V

INDEMNIFICATION

Section 1. Indemnification. To the fullest extent permitted by the General Corporation Law of the state of Delaware as it presently exists or may hereafter be amended, the corporation shall indemnify any person (and such person’s heirs, executors or administrators) who was or is made or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding (brought in the right of the corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person, or a person for whom such person was the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, for and against all loss and liability suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals, if (i) such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the Corporation and (ii) with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person did not act in good faith, did not act in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, did not have reasonable cause to believe that such person's conduct was unlawful. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 hereof, the corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board.

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Section 2. Advance of Expenses. To the fullest extent permitted by the General Corporation Law of the state of Delaware, the corporation shall promptly pay expenses (including attorneys’ fees) incurred by any person described in Section 1 hereof in appearing at, participating in or defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of an undertaking on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified under this Article V or otherwise. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 hereof, the corporation shall be required to pay expenses of a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such person was authorized by the Board.

Section 3. Unpaid Claims. If a claim for indemnification (following the final disposition of such action, suit or proceeding) or advancement of expenses under this Article V is not paid in full within thirty (30) days after a written claim therefor by any person described in Section 1 has been received by the corporation, such person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that such person is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 4. Insurance. To the fullest extent permitted by the General Corporation Law of the state of Delaware, the corporation may purchase and maintain insurance on behalf of any person described in Section 1 against any liability asserted against such person, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article V or otherwise.

Section 5. Non-Exclusivity of Rights. The provisions of this Article V shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Article V shall be deemed to be a contract between the corporation and each director or officer (or legal representative thereof) who serves in such capacity at any time while this Article V and the relevant provisions of the General Corporation Law of the state of Delaware and other applicable law, if any, are in effect, and any alteration, amendment or repeal hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Article V shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Article V shall neither be exclusive of, nor be deemed in limitation of, any rights to which any person may otherwise be or become entitled or permitted by contract, the certificate of incorporation, these By-Laws of the corporation, vote of stockholders or directors or otherwise, or as a matter of law, both as to actions in such person’s official capacity and actions in any other capacity, it being the policy of the corporation that indemnification of any person whom the corporation is obligated to indemnify pursuant to Section 1 hereof shall be made to the fullest extent permitted by law.

For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

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This Article V shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to, and purchase and maintain insurance on behalf of, persons other than persons described in Section 1 hereof.

ARTICLE VI

CAPITAL STOCK

Section 1. Certificates of Stock. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, (i) the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by such stockholder in the corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if the signing party were such officer, transfer agent or registrar at the date of issue. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor, and the amount paid thereon shall be specified.

Section 2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such stockholder’s legal representative, to give reasonable evidence of such loss, theft or destruction, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

Section 3. Transfer of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and proper evidence of compliance with other conditions to rightful transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which shall not-precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty days nor less then ten days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted, and which shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

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Section 5. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VII

CERTAIN TRANSACTIONS

Section 1. Transactions with Interested Parties. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction or solely because such party’s or their votes are counted for such purpose, if:

     (a)     The material facts as to such party’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

      (b)     The material facts as to such party’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

      (c)     The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Section 2. Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE VIII

GENERAL PROVISIONS

Section 1. Dividends. Dividends upon the capital stock of the corporation, if any, may be declared by the Board of Directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

Section 2. Reserves. The directors may set apart out of any funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 3. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4. Fiscal Year. The fiscal year of the corporation shall be the twelve months ending on June 30 of each year unless the Board of Directors shall by resolution fix another fiscal year of the corporation.

Section 5. Seal. The Board of Directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word “Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the Board of Directors.

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Section 6. Voting of Securities. Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or securityholders of any other entity or organization the securities of which may be held by this corporation, or to execute and deliver on behalf of this corporation any written consent of stockholders in lieu of any such meeting.

ARTICLE IX

AMENDMENTS

These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by (i) the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the Board of Directors or (ii) by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of each class of issued and outstanding shares of voting securities of the corporation, at a meeting called for the purchase of altering, amended or repealing the By-laws.

Register of Amendments to the By-Laws

Date          Section Affected           Change

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Schedule D

DISSENTER'S NOTICE OF GULF SHORES INVESTMENTS, INC.

DELIVERED PURSUANT TO NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.

Demand for payment must be sent by to the Company by mail, courier, facsimile or electronic mail by November 30, 2011 as follows:

UAN Power Corp.

1021 Hill Street, Suite 200

Three Rivers, Michigan 49093

Attention: President

Together with written demand on or before November 30, 2011, certificates of our company’s shares must be deposited with our company at the address above.

Shares of our company not represented by certificates will be restricted from transfer after the demand for payment is received.

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Schedule E to the Information Statement to which this Dissenter’s Notice is attached.

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EXHIBIT 1

TO DISSENTER'S NOTICE

Name and Address of Stockholder exercising dissent rights:

_____________________________________

_____________________________________

_____________________________________

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

_____________________________________

The undersigned hereby objects to the merger of Gulf Shores Investments, Inc. (doing business as UAN Power), a Nevada corporation, and UAN Power Corp., a Delaware corporation, and demands payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before August 19, 2011, being the date of the first announcement of the merger.

Dated: ____________________,	2011

Signature	Signature of Co-owners, if applicable

_____________________________________	_____________________________________

Print Name:

Print Title:

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Schedule E

SECTIONS 92.A 300-500 OF THE NEVADA REVISED STATUTES, AS AMENDED

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

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NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

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NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

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(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

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NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

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(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

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NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

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3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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